Exhibit 99-B
Pro Forma Financial Information
Pro Forma Condensed Balance Sheet
Morgan's Foods, Inc.
Acquisition from Tricon Global Restaurants, Inc. of 42 KFC and 12 Taco Bell restaurants at February 28, 1999



                                AS REPORTED    KFC & TACO    PRO FORMA       PRO FORMA
                               BY THE COMPANY  BELL UNITS   ADJUSTMENTS      STATEMENT
                               --------------  ----------   -----------      ---------
Current Assets                    3,243,000       431,000            --      3,674,000
Property and Equipment net               --
  of $13,346,000 accum. depr     18,392,000    18,179,000     3,251,000     39,822,000
Intangible Assets                 1,776,000     2,865,000    10,810,000     15,451,000
Deferred Taxes                      600,000            --            --        600,000
                                -----------   -----------   -----------    -----------
 Total Assets                    24,011,000    21,475,000    14,061,000     59,547,000
                                ===========   ===========   ===========    ===========

Current Liabilities               5,425,000            --            --      5,425,000
Long-term Debt                   17,338,000       236,000    35,300,000     52,874,000
Equity                            1,248,000    21,239,000   (21,239,000)     1,248,000
                                -----------   -----------   -----------    -----------
  Total Liabilities & Equity     24,011,000    21,475,000    14,061,000     59,547,000
                                ===========   ===========   ===========    ===========


Pro Forma Condensed Balance Sheet
Morgan's Foods, Inc.
Acquisition from Tricon Global Restaurants, Inc. of 42 KFC and 12 Taco Bell restaurants at May 23, 1999


                                AS REPORTED    KFC & TACO    PRO FORMA      PRO FORMA
                               BY THE COMPANY  BELL UNITS   ADJUSTMENTS     STATEMENT
                               --------------  ----------   -----------     ---------
Current Assets                    2,725,000       428,000            --      3,153,000
Property and Equipment net               --
  of $13,551,000 accum. depr     19,265,000    17,655,000     3,775,000     40,695,000
Intangible Assets                 2,071,000     2,755,000    10,923,000     15,749,000
Deferred Taxes                      600,000            --            --        600,000
                                -----------   -----------   -----------    -----------
 Total Assets                    24,661,000    20,838,000    14,698,000     60,197,000
                                ===========   ===========   ===========    ===========

Current Liabilities               5,995,000            --            --      5,995,000
Long-term Debt                   17,656,000       236,000    35,300,000     53,192,000
Equity                            1,010,000    20,602,000   (20,602,000)     1,010,000
                                -----------   -----------   -----------    -----------
  Total Liabilities & Equity     24,661,000    20,838,000    14,698,000     60,197,000
                                ===========   ===========   ===========    ===========

See notes to pro forma statements

Exhibit 99-B
Pro Forma Financial Information
Pro Forma Statement of Operations
Morgan's Foods, Inc.
Acquisition from Tricon Global Restaurants, Inc. of 42 KFC and 12 Taco Bell restaurants for the Fifty-two Weeks Ended February 28, 1999



                                   AS REPORTED      KFC & TACO       PRO FORMA      PRO FORMA
                                  BY THE COMPANY    BELL UNITS      ADJUSTMENTS     STATEMENT
                                  --------------    ----------      -----------     ---------
Revenues                           $ 40,607,000    $ 42,705,000    $         --    $ 83,312,000
Cost of sales:
  Food, paper and bverage            12,774,000      14,004,000              --      26,778,000
  Labor and benefits                 10,635,000      12,964,000              --      23,599,000
Restaurant operating expenses        11,348,000       8,818,000              --      20,166,000
Depreciation and amortization         1,948,000       2,864,000      (1,045,000)      3,767,000
General and administrative            3,137,000       3,806,000              --       6,943,000
                                   ------------    ------------    ------------    ------------
Operating income                        765,000         249,000       1,045,000       2,059,000
Interest expense                      1,538,000              --       3,320,000       4,858,000
Other                                   (72,000)             --              --         (72,000)
                                   ------------    ------------    ------------    ------------
Income (loss) before taxes             (701,000)        249,000      (2,275,000)     (2,727,000)
Provision for income taxes               20,000              --              --          20,000
                                   ------------    ------------    ------------    ------------
Net income (loss)                  $   (721,000)   $    249,000    $ (2,275,000)   $ (2,747,000)
                                   ============    ============    ============    ============

Earnings (loss) per share          $      (0.25)                                   $      (0.94)
Weighted ave. shares outstanding      2,910,839                                       2,910,839


Morgan's Foods, Inc.
Acquisition from Tricon Global Restaurants, Inc. of 42 KFC and 12 Taco Bell restaurants for the Twelve Weeks Ended May 23, 1999


                                     AS REPORTED    KFC & TACO     PRO FORMA       PRO FORMA
                                   BY THE COMPANY   BELL UNITS    ADJUSTMENTS      STATEMENT
                                   --------------   ----------    -----------      ---------
Revenues                              9,859,000     10,150,000             --     20,009,000
Cost of sales:
  Food, paper and bverage             2,955,000      3,148,000             --      6,103,000
  Labor and benefits                  2,645,000      3,080,000             --      5,725,000
Restaurant operating expenses         2,871,000      2,596,000             --      5,467,000
Depreciation and amortization           438,000        533,000       (113,000)       858,000
General and administrative              824,000        895,000             --      1,719,000
                                    -----------    -----------    -----------    -----------
Operating income                        126,000       (102,000)       113,000        137,000
Interest expense                        385,000             --        766,000      1,151,000
Other                                   (17,000)            --             --        (17,000)
                                    -----------    -----------    -----------    -----------
Income (loss) before taxes             (242,000)      (102,000)      (653,000)      (997,000)
Provision for income taxes               (4,000)            --             --         (4,000)
                                    -----------    -----------    -----------    -----------
Net income (loss)                      (238,000)      (102,000)      (653,000)      (993,000)
                                    ===========    ===========    ===========    ===========

Earnings (loss) per share           $     (0.08)                                 $     (0.34)
Weighted ave. shares outstanding      2,910,839                                    2,910,839


See notes to pro forma statements

Notes to pro forma statements

   1. Basis of presentation - The pro forma financial statements include the accounts and results of operation for Morgan's Foods, Inc. and subsidiaries ("The Company"), and 42 KFC restaurants and 12 Taco Bell restaurants owned and operated by Tricon Global Restaurants, Inc. or its subsidiaries ("Tricon"). The statements of the Company are as of and for the 52 weeks ended February 28, 1999 and the 12 weeks ended May 23, 1999 and the statements of the Tricon units are as of and for the 52 weeks ended December 28, 1998 and the 12 weeks ended June 12, 1999. These statements have been prepared in accordance with Article 11 of the Securities & Exchange Commission Regulation S-X.

   2. Balance Sheet - A full balance sheet has not been presented for the Tricon units because Tricon does not record certain transactions on an individual unit basis. Alternatively, a statement of net assets purchased has been presented which represents the assets of the Tricon units acquired by the Company. Adjustments have been made to reflect the change in carrying value of the property and equipment and intangible assets based on the purchase price of the assets. Further adjustments are made to reflect the long-term debt used to fund the acquisition.

   3. Statement of Operations - Adjustments were made to the pro forma statement of operations to reflect the cost of the assets and the estimated useful lives after the acquisition. Adjustments were also made to the statement of operations to reflect interest expense on the long-term debt used to fund the acquisition. Interest expense has been computed using an annual interest rate of 9.5%.